EXHIBIT 10.12


                                      CERTIFIED A TRUE COPY OF THE ORIGINAL


                                                    GERALD COHEN
                                      2nd Floor JCI  House, 28 Harrison Street
                                                    Johannesburg
                                                COMMISSIONER OF OATHS

                                            EX OFFICIO ADMITTED ATTORNEY


                             SHAREHOLDERS' AGREEMENT

                                    between

              JOHANNESBURG CONSOLIDATED INVESTMENT COMPANY, LIMITED
           of Consolidated Building, Corner Fox and Harrison Streets,
                         Johannesburg 2001 South Africa
                                     ("JCI")

                                       and

                            JCI (ISLE OF MAN) LIMITED
               of Pierson House, North Quay, Douglas, Isle of Man
                                     ("JIM")

                                       and

                        ELECTRONIC MEDIA NETWORK LIMITED
              of 11 Grove Street, Randburg, Transvaal, South Africa
                                    ("M-Net")

                                       and

                               M-NET (BVI) LIMITED
 of Old Scotia Building, Main Street, Road Town, Tortola, British Virgin Islands
                                  ("M-Net BVI")

                                       and

                      M-NET INTERNATIONAL HOLDINGS LIMITED
        of Old Scotia Building, Main Street, Road Town, Tortola, British
                                 Virgin Islands

                                     ("MIH")
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   1.      RECITALS

           1.1 JCI and M-Net are both public companies incorporated in the Republic of South Africa and listed on the Johannesburg Stock Exchange.

           1.2 JIM is a company incorporated in the Isle of Man, all the shares of which are indirectly held by JCI.

           1.3 M-Net BVI is a company incorporated in the British Virgin Islands and is a wholly owned subsidiary of M-Net.

           1.4 MIH is a company incorporated in the British Virgin Islands, the issued share capital of which is held as to 75% (seventy five percent) thereof by M-Net BVI and 25% (twenty five percent) thereof by JIM. JIM acquired its shareholding in MIH by subscribing on 21 June 1993 for 25 shares at a total subscription price of NLG 82,500,000 (eighty two million, five hundred thousand Dutch Guilders).

           1.5 MIH and R&R Holdings Limited SA ("R&R") each hold 50% (fifty percent) of the issued share capital of Network Holdings SA ("Nethold"). Nethold holds, through its wholly owned subsidiary, Network Holdings Limited ("NHL"), 90% (ninety percent) of the issued share capital of FilmNet SA. The remaining shares in Fi1mNet SA are held by RTL-4 SA.

           1.6 The parties have agreed to enter into this agreement in order to set out the terms and conditions governing the relationship of JIM and M-Net BVI as co-shareholders in MIH.


   2.      DEFINITIONS

           In this agreement -

           2.1 clause headings are for convenience only and may not be used in its interpretation;

           2.2 unless the context clearly indicates a contrary intention, an expression which denotes any gender includes the other genders, a natural person includes an artificial person and vice versa, the singular includes the plural and vice versa, and the following expressions bear the meanings assigned to them below and cognate expressions bear corresponding meanings -

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           "DevTech group"         -  Development Technologies Limited and its
                                      wholly owned subsidiaries Irdeto NV,
                                      Irdeto BV, Irdeto Computers BV, Irdeto
                                      Consultants BV, Paltech Limited and
                                      Powerchip Limited;


           "JCI companies"         -  JCI and its direct and indirect
                                      subsidiaries;

           "JIM"                   -  JIM or its transferee in terms of 8.1;

           "M-Net BVI"             -  M-Net BVI or its transferee in terms of
                                      8.1 and 8.3;

           "M-Net companies"       -  M-Net and its direct and indirect
                                      subsidiaries;

           "shareholders"          -  JIM and M-Net BVI;

           "specified proportions" -  the percentages which the nominal value of the shares owned by each shareholder
                                      respectively in the share capital of MIH bear to the nominal value of all the issued shares of MIH;

           "subsidiary"            -  a company is a subsidiary of another
                                      company if the other company -

                                      a) is a member of it and holds a majority
                                         of the voting rights in it; or

                                      b) is a member of it and is able, by
                                         virtue of such membership, to appoint
                                         or remove a majority of its board of
                                         directors; or

                                      c) is a member of it and controls alone
                                         or, pursuant to an agreement with other
                                         shareholders or members, a majority of
                                         voting rights in it; or

                                      is a subsidiary of a company which is
                                      itself a subsidiary of that other company.


   3.      APPLICATION OF SUBSCRIPTION MONIES

           Unless the shareholders agree in writing to the contrary, MIH shall use the


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           subscription monies referred to in 1.4 to develop the businesses of Nethold and/or FilmNet SA.



   4.      DIRECTORS

           4.1 For as long as M-Net BVI owns not less than 51% (fifty one percent) of the issued shares in MIH and JIM owns not less than 20% (twenty percent) of the issued shares in MIH, JIM shall be entitled to -

                  4.1.1 appoint 1 (one) person to the board of directors of MIH;

                  4.1.2 remove and replace the person appointed by it as a director and appoint another in his place.

                  Each such person shall be appointed, removed and replaced by notice in writing to MIH. Such notice shall take effect on receipt thereof by MIH.

           4.2 At any meeting of the board, decisions shall be taken by a majority of the votes of the directors on the board of MIH for the time being.

           4.3 For so long as 4.1.1 applies a quorum at meetings of directors shall be 3 (three) of whom one shall be the director appointed by JIM; provided that if a quorum is not present within 15 minutes after the time when the meeting is scheduled to have commenced, the meeting shall stand adjourned until the same day of the succeeding week. At the adjourned meeting a quorum shall be deemed to be present. Immediately after the adjournment of the meeting at which the quorum is not present, the chairman of MIH shall give written notice to each of JIM and M-Net BVI advising them of the adjournment and the time and place of the adjourned meeting.


   5.      MANAGEMENT OF MIH

           5.1 The shareholders shall exercise all voting rights and other powers of control available to them in relation to MIH to procure (in so far as they are able to do so by the exercise of such rights and powers) that at all times during this agreement MIH is managed and controlled by M-Net BVI. M-Net BVI shall manage and control MIH outside South Africa and in such manner as will ensure that -

                  5.1.1 MIH carries on and conducts its business and affairs in a proper and efficient manner and for its own benefit;


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                  5.1.2  MIH transacts all its business on arm's length terms;


                  5.1.3 MIH shall not enter into any agreement or arrangement restricting its competitive freedom to provide and take goods and services by such means and from and to such persons as it may think fit;

                  5.1.4 the business of MIH shall be carried on pursuant to policies laid down from time to time by the directors;

                  5.1.5 each shareholder has reasonable access to the books and accounts of MIH and is supplied with all relevant information in such form as it may reasonably require to keep it properly informed about the business of MIH;

                  5.1.6 save as may be otherwise agreed between the shareholders, the business of MIH shall consist exclusively of the holding and development of interests in pay television or related businesses operating outside of Africa;

                  5.1.7 save as may be otherwise agreed between the shareholders, board meetings are convened at regular intervals not exceeding 180 days, by not less than 30 days written notice, which notice shall be accompanied by an agenda specifying the business to be transacted at such meeting.

           5.2 For as long as JIM owns not less than 20% (twenty percent) of the issued share capital of MIH, the prior consent of JIM shall be required in regard to all matters set out in 5.3. Accordingly, no resolution shall be passed, decision made or action taken by MIH or by any director, officer or employee of MIH (acting on behalf of MIH) in respect of any such matter unless the prior consent of JIM (or the director appointed by JIM pursuant to 4.1.1) has been obtained with express reference to the matter in question.

           5.3    The matters referred to in 5.2 are -

                  5.3.1 any variation, amendment or alteration to the Memorandum of Association or Articles of Association of MIH;

                  5.3.2 the decision to wind-up MIH or to enter into a compromise with its creditors;

                  5.3.3  any change of auditors of MIH;

                  5.3.4 any offer (save as referred to in this agreement) of shares, letters of allocation or options for shares (or convertible instruments of

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                         debt, irrespective of the form thereof) by MIH
                         otherwise than to the shareholders in the specified proportions;


                  5.3.5 the giving by MIH of any guarantees, suretyships, indemnities, or other forms of intercession;


                  5.3.6  the cessation of the business of MIH;

                  5.3.7 the sale, transfer, assignment or other disposal of a material part of the undertaking, property and/or assets of MIH or entering into a contract to do so; in either case, otherwise than in the ordinary course of the business of MIH.


           5.4 Notwithstanding anything contained in 5.2 and 5.3, JIM will not participate in the formulation and setting of policy, including dividend policy, and will not exercise any influence in or on the management of MIH's affairs. This undertaking by JIM will be reviewed from time to time and at the request of JIM by the shareholders.



   6.      FURTHER FINANCING

           6. 1 Any further capital which is required by MIH shall be provided, unless otherwise agreed in writing between the shareholders, by means of overdraft or other borrowings from third parties, provided that neither shareholder shall be obliged to give any guarantee or indemnity on behalf of MIH to such third parties in order to facilitate such overdraft or borrowings.

           6.2 If the directors determine that borrowing from a bank or other third party is not desirable or possible and the shareholders have not agreed on an alternative way of funding MIH, the directors may issue to each shareholder a notice in writing, requiring each of them to subscribe for further ordinary shares in MIH in the specified proportions, for such amount of share capital as, in the opinion of the directors, is required to finance the business of MIH. If either of the shareholders fails to subscribe for the whole of its specified proportion of such share capital within the time specified by the directors, the other shareholder shall be entitled to subscribe for such number of shares as is not taken up by the defaulting shareholder. If as a result of M-Net BVI subscribing for such shares, JIM's shareholding in MIH falls below 20% of the nominal value of the issued share capital of MIH, then the provisions of 4.1 and 4.3 shall cease to apply.

           6.3 To the extent that either shareholder suffers any loss in relation to loans made or credit given to MIH pursuant to this agreement by reason of any

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                  default of MIH the shareholders shall make contributions to each other to the intent and effect that such losses are borne in the specified proportions.


   7.      GUARANTEES AND INDEMNITIES

           7.1 The shareholders agree that the aggregate amount of any actual liability incurred by them pursuant to any joint and several guarantee or indemnity given by them to any third party in respect of any liabilities or obligations of MIH or pursuant to any guarantee or indemnity (whether several or joint and several) given in respect of such obligations or liabilities by either of them with the written consent of the other shall be borne by them in the specified proportions and each shall indemnify the other and keep such other indemnified to the extent that the liability of the other exceeds its specified proportion.

           7.2 In the event that either shareholder disposes of all its shares to the other shareholder then the shareholder acquiring such shares will use all reasonable endeavours to obtain the release of that shareholder from any guarantees and indemnities which it may have given, as referred to in 7.1, in respect of any of the liabilities or obligations of MIH to third parties and pending the obtaining of such release shall keep that shareholder fully and effectively indemnified against any liability pursuant to any such guarantees or indemnities.


   8.      TRANSFER OF SHARES AND PRE-EMPTIVE RIGHTS

           8.1 JIM shall be entitled to transfer all the shares (but not part only) held by it in MIH at any price or upon any terms to a JCI company provided that -

                  8.1.1 the JCI company in question shall have entered into a written agreement with the parties hereto in terms satisfactory to such parties under which such JCI company agrees to be bound by the terms of this agreement and any agreement which amends or supplements it as if it were the transferring party; and

                  8.1.2 if the JCI company in question is a subsidiary of JCI, it shall have undertaken in such written agreement that before it ceases to be a subsidiary of JCI it shall, subject to the provisions of 8.1.1, have re-transferred the shares in question to another JCI company.

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           8.2    JCI shall procure that JIM does not cease to be a subsidiary of JCI for so long as it holds shares in MIH.


           8.3 The provisions of 8.1 and 8.2 shall apply, mutatis mutandis, to M-Net and M-Net BVI as if reference therein to -

                  8.3.1  JCI is a reference to M-Net and vice versa;


                  8.3.2  JIM is a reference to M-Net BVI and vice versa;

                  8.3.3 the JCI companies is a reference to the M-Net companies.

           8.4 Notwithstanding anything to the contrary contained in the Articles of Association of MIH, but subject to 8.1, a shareholder ("the offeror") shall not be entitled to sell, alienate or in any other manner dispose of or transfer any of its shares and/or securities in MIH before 30 June 1996 except with the prior written consent of the other shareholder, and thereafter only if such shares and/or other securities ("the shares") together with the same proportion of the offeror's claim by way of loan account against MIH, if any, as the shares bear to all the shares and securities in MIH beneficially owned by the offeror ("the loan account"), have first been offered in writing ("the offer") to the other shareholder ("the offeree").

           8.5    The offer shall -

                  8.5.1 be open for acceptance by the offeree for a period of 30 (thirty) days following the date of receipt of the offer by the offeree;

                  8.5.2 stipulate a cash price at which the offeror is prepared to sell the shares and loan account and which shall be payable without deduction or set-off at the registered office of MIH (or at such other place as the shareholders may agree on), against registration of the shares in the name of and transfer of the loan account to the offeree;

                  8.5.3 not be subject to any other term or condition, except that the whole and not a part only of the offer must be accepted.

           8.6 Should the offeree not accept the whole of the offer, then the offeror shall be entitled, within 30 (thirty) days after such non-acceptance, to sell and transfer all (but not a part only) of the shares and the whole (but not a part only) of the loan account to a bona fide third party -

                  8.6.1 for a cash price which shall not be less than the price at which the shares and loan account were offered to the offeree and on conditions which are not more favourable to the purchaser than

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                         those at which the offeree was entitled to purchase the
                         shares and the loan account in terms of 8.5; and

                  8.6.2 only if prior to and as a condition of such sale and transfer -

                         8.6.2.1 the offeree will have consented in writing to
                                 the third party in question becoming a
                                 shareholder in MIH (which consent shall not be unreasonably withheld), provided that if the offeree is M-Net BVI, it may only withhold its consent if the third party in question will be unlikely to fulfil its financial commitments as a shareholder or if it competes, directly or indirectly, with any business of M-Net, MIH, Nethold or any of its direct or indirect subsidiaries or if it is likely to cause M-Net, Nethold or any of the aforementioned subsidiaries any regulatory problems, and if the board of directors of M-Net has confirmed M-Net BVI's decision to withhold such consent; and

                         8.6.2.2 the third party in question will have agreed in
                                 writing to be bound by the provisions of 6, 7, 8, 9, 11, 12, 13, 14, 17, 18 and 19 of this agreement in relation to such shares and loan account;

           8.7 Notwithstanding the provisions of 8.6 the offeror shall not be entitled to sell and transfer to a bona fide third party the shares and loan account in terms of 8.6 if such shares comprise a majority of the issued shares in MIH unless the offeror shall have given written notice to the offeree of its intention to do so, stating the full terms and conditions upon which it intends to do so. The offeree shall have the right within 7 (seven) days after receipt of any such notice, to require the offeror to refrain from entering into the sale referred to in that notice (whereupon the offeror shall be obliged so to refrain) unless, within 21 (twenty one) days after such request, the offeror procures an offer by the same third party to purchase all the offeree's shares in and the whole of its loan account against, MIH at the same share price and upon the same terms and conditions as are set out in the offeror's notice to the offeree.

           8.8 If at any time during this agreement a shareholder ("the first shareholder") creates an encumbrance over any of its shares in MIH and the encumbrancer takes possession of or a receiver or trustee is appointed over the whole or any part of such shareholder's undertaking, property or assets then the other shareholder ("the second shareholder") shall be entitled, within 60 days of its becoming aware of the encumbrancer so taking possession or of the receiver or trustee being so appointed, to require the first shareholder to sell all the encumbered shares in MIH for the prescribed price. The option shall be exercised by the second

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                  shareholder delivering written notice to the first shareholder stating that the option is exercised. The "prescribed price" means such sum in respect of the shares forming the subject matter of the option as may be agreed between the shareholders within 21 days of the date of the notice exercising the option or, failing such agreement, such sum as the auditors of Nethold certify to be, in their opinion, the fair value of those shares as between a willing buyer and a willing seller contracting on arms length terms, as at the date of the notice exercising the option.



   9.      ACQUISITION BY NETHOLD OF THE DEVTECH GROUP

           It is recorded that Nethold intends acquiring the whole of the DevTech group for a consideration of NLG28,750,000 (twenty eight million, seven hundred and fifty thousand Dutch Guilders). The aforesaid consideration will be discharged by the issue to MIH of additional shares in Nethold. Simultaneously with such transaction, R&R will subscribe for a similar number of additional shares in Nethold for a subscription price equivalent to the consideration payable for the DevTech group. On the occurrence of the aforesaid transactions JIM shall invest -

           9.1 if the transactions take place before the occurrence of the transaction referred to in 10.2, a further NLG9,583,333 (nine million, five hundred and eighty three thousand, three hundred and thirty three Dutch Guilders); or

           9.2 if the transactions take place after the occurrence of the transaction referred to in 10.2, a further NLG 7,666,666 (seven million six hundred and sixty six thousand six hundred and sixty six Dutch Guilders);

           in MIH in order to prevent a dilution of JIM's shareholding in MIH.



   10.     ACQUISITION OF SHARES IN MIH BY SANLAM

           It is recorded that -

           10.1 Sanlam wishes to acquire a shareholding in MIH, but has as yet been unable to obtain the approval of the South African Reserve Bank for such investment;

           10.2 JIM has undertaken to Sanlam that in the event of such approval being obtained it will take steps which will have the effect of reducing its shareholding in MIH by 5 percent in order to enable Sanlam to acquire 5 percent of the issued share capital of MIH and M-Net BVI has agreed that in such event the provisions of 8 shall not apply to such transaction;

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           10.3   if Sanlam receives Reserve Bank approval to acquire shares in MIH, M-Net BVI shall be entitled (but not obliged) to take steps which will have the effect of reducing its shareholding in MIH by 5 percent in order to enable Sanlam to acquire a further 5 percent of the issued share capital in MIH and if M-Net BVI decides to do so JIM agrees that the provisions of 8 shall not apply to such transaction.


   11.     CONSEQUENTIAL LOSS

           No party shall have any liability whatever, whether in contract, delict or otherwise, for any loss of profits or any indirect or consequential loss whatever arising out of or in connection with any breach, default or failure to perform any obligation hereunder.


   12.     CONFIDENTIALITY

           12.1 Each of the parties shall during this agreement and after its termination, use all reasonable endeavours to keep confidential (and ensure that its employees and agents shall keep confidential) any confidential information relating to or belonging to any party to this agreement, and shall not use or disclose such information except with the consent of that other party, or in accordance with the order of a Court of competent jurisdiction.

           12.2 The undertakings set out in this clause shall cease to be binding on a party hereto in relation to a particular item of confidential information as soon as that item of confidential information becomes public knowledge, otherwise than by reason of any breach of this clause by that party.

   13.     PROMOTION OF BUSINESS AND RESTRICTIVE COVENANT

           13.1 JCI and M-Net shall procure that the JCI companies and the M-Net companies respectively refer all material bona fide commercial inquiries and opportunities relating in any manner whatever to the business of pay television outside of Africa to MIH in order to enable MIH to gain the greatest advantage from the trade connections and goodwill of the JCI and the M-Net companies;

           13.2 JCI, JIM, M-Net and M-Net BVI (each of which are referred to herein as "the covenantor") each covenants with MIH, that the covenantor (whether alone or jointly with any other person, and whether directly or indirectly, and whether as shareholder, participator, partner, promoter, director,

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                  officer, agent, manager, employee, trustee or consultant of, in or to any other person) shall not (and shall procure that none of the other members of its group shall) at any time ("the date in question") whilst the covenantor or its transferee in terms of 8, is the holder of any shares in MIH (and for these purposes JCI is deemed to be a holder of shares in MIH for as long as JIM is a holder of shares in MIH and M-Net is deemed to be a shareholder in MIH for as long as M-Net BVI is a shareholder in MIH) and for a period of 2 (two) years after the date on which the covenantor ceases to be a shareholder in MIH ("the termination date") compete directly or indirectly with any business of MIH as carried on at the relevant date (as defined below) in any territory in which MIH carried on such business at the relevant date.

           13.3 The expression "MIH" where used in 13.2 includes Nethold and each direct or indirect subsidiary of MIH and Nethold to the intent and effect that clause 13.2 shall apply in relation to each such company as it applies in relation to MIH itself.

           13.4 For the purpose of this clause 13 "the relevant date" means the date in question or the termination date, whichever is the earlier.

   14.     ARTICLES OF ASSOCIATION

           In the event of any conflict between the provisions of this agreement and the Memorandum and Articles of Association of MIH, then as between the parties to this agreement the provisions of this agreement shall prevail. Upon the request of either shareholder, the shareholders shall both vote for and procure the passing of such resolutions as may be necessary to amend the Memorandum and Articles of Association of MIH and conform with or give effect to any of the provisions of this agreement.

   15.     PROCUREMENT AND GUARANTEE

           15.1 The parties hereby undertake to do and to procure the doing of all acts which may be required to give effect to the import or intent of this agreement, or any contract concluded pursuant to the provisions of this agreement.

           15.2 JCI hereby guarantees to M-Net the performance by JIM of its obligations under this agreement and M-Net hereby guarantees to JCI the performance by M-Net BVI and MIH of their obligations under this agreement. Any amount which either JCI or M-Net may become obliged to pay to the other of them pursuant to the aforesaid guarantees shall, if


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                  the loss or damages giving rise to such obligation are
                  incurred in a currency other than South African Rands, be converted into South African Rands at the financial rand rate prevailing at the date of payment or, if after the financial rand has ceased to exist, at the commercial rand rate prevailing at such date.


   16.     BREACH

           Should any party commit a material breach of any provision of this agreement and fail to remedy such a breach within 14 days after receiving written notice from any other party requiring it to do so, then the party(ies) aggrieved by such breach shall be entitled, without prejudice to its/this other rights in law, to cancel this agreement or to claim specific performance of all of the defaulting party's obligations, in either event, without prejudice to the aggrieved party's(ies') right to claim damages. If this agreement is cancelled pursuant to a material breach as aforesaid, all restrictions on the sale and transfer of the shares in MIH shall lapse and, notwithstanding anything to the contrary in the Articles of Association of MIH, the directors shall be obliged to register any transfer of shares made pursuant to or permitted by such Articles.


   17.     GOVERNING LAW

           This agreement shall be construed in accordance with, and the performance of the parties, and the enforcement of their respective rights and obligations hereunder shall be governed in all respects by the law prevailing from time to time in the Republic of South Africa. The parties submit to the exclusive jurisdiction of the Witwatersrand Local Division of the Supreme Court of South Africa.


   18.     GENERAL

           18.1 This document constitutes the sole record of the agreement between the parties in regard to the subject matter thereof.

           18.2 None of the parties shall be bound by any representation, warranty, promise or the like relating to the subject matter hereof which is not recorded herein.

           18.3 No addition to, variation or consensual cancellation of this agreement shall be of any force or effect unless in writing and signed by or on behalf of the parties.

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           18.4   No extension of time or indulgence which any party ("the
                  grantor") may grant to another ("the grantee") shall constitute a waiver of any of the rights of the grantor, who shall not thereby be precluded from exercising any rights against the grantee which may have arisen in the past or which may arise in the future.

   19.     ADDRESSES AND NOTICES

           19.1 The parties choose the addresses set out on the face hereof for the purposes of giving any notice, the payment of any sum, the serving of any process and for any other purpose arising from this agreement.

           19.2 Any of the parties shall be entitled from time to time, by written notice to the others, to vary its address to any other address, which is not a post office box or poste restante, provided that the parties (other than M-Net and JCI) shall not be entitled to choose an address in the Republic of South Africa.

           19.3 Any notice required or permitted to be given in terms of this agreement shall be valid and effective only if in writing.

           19.4 Any notice given by one party to any other ("the addressee") which -

                  19.4.1 is delivered by hand during the normal business hours of the addressee at the addressee's chosen address for the time being shall be presumed, until the contrary is proved, to have been received by the addressee at the time of delivery;

                  19.4.2 is posted by pre-paid registered post to the
                         addressee's chosen address for the time being, shall be presumed, until the contrary is proved, to have been received by the addressee on the 14th (fourteenth) day after the date of posting;


                  19.4.3 is given by telex or telefax, shall be deemed (in the absence of proof to the contrary) to have been received within 12 (twelve) hours of transmission where it is transmitted during normal business hours of the receiving instrument, and within 48 (forty eight) hours of transmission where it is transmitted outside those business hours.

 Date             Place                Signature
 ----             -----                ---------

21/6/1993         Johannesburg         /s/
-------------------------------------------------------------------------
                                       For and on behalf of
                                       JOHANNESBURG CONSOLIDATED
                                       INVESTMENT COMPANY, LIMITED



22/6/93           Isle of Man          /s/
-------------------------------------------------------------------------
                                       For and on behalf of
                                       JCI (ISLE OF MAN) LIMITED



21/6/93           Johannesburg         /s/
-------------------------------------------------------------------------
                                       For and on behalf of
                                       ELECTRONIC MEDIA NETWORK LIMITED



22/6/93           Hoofddorp            /s/
-------------------------------------------------------------------------
                                       For and on behalf of
                                       M-NET (BVI) LIMITED

 Date             Place                Signature
 ----             -----                ---------

22/6/93           Hoofddorp            /s/
-------------------------------------------------------------------------
                                       For and on behalf of
                                       M-NET INTERNATIONAL HOLDINGS LIMITED

                   FIRST SUPPLEMENTARY SHAREHOLDERS' AGREEMENT

                                     between
                     JOHNNIES INDUSTRIAL CORPORATION LIMITED
        (formerly Johannesburg Consolidated Investment Company, Limited)
                               28 Harrison Street,
                         Johannesburg 2001, South Africa
                                   ("Johnnic")

                                       and

                            JCI (ISLE OF MAN) LIMITED
       of 1st Floor, Kreston House, 6 Goldie Terrace, Douglas, Isle of Man
                                    ("JIM")

                                       and

                        ELECTRONIC MEDIA NETWORK LIMITED
                   of 11 Grove Street, Randburg, South Africa
                                    ("M-Net")

                                       and

                                MIR (BVI) LIMITED
                         (formerly M-Net (BVI) Limited)
 of Old Scotia Building, Main Street, Road Town, Tortola, British Virgin Islands
                                   ("MIH BVI")

                                       and

                                   MIH LIMITED
                 (formerly M-Net International Holdings Limited) of Old Scotia Building, Main Street, Road Town, Tortola, British Virgin Islands
                                     ("MIH")

                                       and

                              JOHNNIC (IOM) LIMITED
       of 1st Floor, Kreston House, 6 Goldie Terrace, Douglas, Isle of Man
                                 ("Johnnic IOM")

                                       and

                               MULTICHOICE LIMITED
        of MultiChoice Building, 75 Republic Road, Randburg, South Africa
                                     ("MCL")

   1.      RECITALS

           1.1 The parties (other than Johnnic IOM and MCL) entered into a Shareholders Agreement on 22 June 1993 ("Shareholders Agreement") setting out the terms and conditions governing the relationship of JIM and MIH BVI as co-shareholders in MIH.

           1.2 Clause 8.1 of the Shareholders Agreement provides that JIM shall be entitled to transfer all of the shares (but not part only) held by it in MIH ("the MIH Shares") at any price or upon any terms to Johnnic or any of its direct or indirect subsidiaries provided that such transferee shall have entered into a written agreement acceptable to the parties to the Shareholders Agreement agreeing to be bound by the terms of the Shareholders Agreement.

           1.3 JIM and Johnnic IOM have entered into a Share Sale Agreement ("Share Sale Agreement") pursuant to which JIM will transfer to Johnnic IOM all of the MIH Shares with effect from 1 January 1995 subject to the condition that the parties enter into an agreement pursuant to which Johnnic IOM agrees to be bound by the terms of the Shareholders Agreement.

           1.4 The parties to the Shareholders Agreement are willing to consent to the transfer of the MIH Shares from JIM to Johnnic IOM with effect from 1 January 1995 in the manner set out above and subject to the terms set out in this Agreement.

           1.5 Clause 8.2, read with Clause 8.3 of the Shareholders Agreements requires that MIH BVI remains a subsidiary of M-Net.

           1.6 With effect from 1 October 1993 M-Net entered into a scheme of arrangement in terms of Section 311(1), read with Section 313 of the Companies Act, No. 61 of 1973, as amended, of the Republic of South Africa. The scheme of arrangement provided for, inter alia, the sale of the shares in MIH BVI ("the MIH BVI Shares") from M-Net to MCL.

           1.7 The parties to the Shareholders Agreement are willing to consent to the transfer of the MIH BVI Shares from M-Net to MCL in the manner set out above and subject to the terms set out in this Agreement.

   2.      DEFINITIONS

           The same definitions and rules of interpretation used in construing the Shareholders Agreement shall be used in construing this Agreement.

           UNDERTAKINGS BY JOHNNIC IOM

           3.1 Johnnic IOM hereby undertakes with each of the other parties to the Shareholders Agreement to observe, perform and be bound by all of the terms of the Shareholders Agreement as from 1 January 1995.

           3.2 Johnnic IOM hereby undertakes that if it ceases to be a subsidiary of Johnnic, it shall, prior to such event (and subject to the provisions of Clause 8.1.1 of the Shareholders Agreement) have transferred the MIH Shares to another Johnnic company.

   4.      UNDERTAKING BY JOHNNIC

           Johnnic shal1 procure that Johnnic IOM does not cease to be a subsidiary of Johnnic for so long as Johnnic IOM holds an interest in shares in MIH.

   5.      MIH SHARES

           With effect from 1 January 1995, JIM shall be entitled to transfer all of the MIH Shares held by JIM to Johnnic IOM, from which date JIM shall be discharged from all of its liabilities under the Shareholders Agreement.

   6.      UNDERTAKING BY MIH BVI

           MIH BVI undertakes that if it ceases to be a subsidiary of MCL, it shall, prior to such event (and subject to the provisions of Clause
           8.1.1 of the Shareholders Agreement) have transferred the share held by it in MIH to another MCL company.

   7.      UNDERTAKING BY MCL

           7.1 MCL shall procure that MIH BVI does not cease to be a subsidiary of MCL for so long as MIH BVI holds an interest in shares in MIH.

           7.2 MCL hereby undertakes with each of the other parties to the Shareholders Agreement to observe, perform and be bound by all of the terms of the Shareholders Agreement as from 1 October 1993.

   8.      MIH BVI SHARES

           With effect from 1 October 1993, M-Net shall be entitled to transfer all of the MIH BVI Shares to MCL, from which date M-Net shall be discharged from all of its liabilities under the Shareholders Agreement.

   9.      GENERAL

           The provisions of clauses 17, 18 and 19 of the Shareholders Agreement shall apply to this Agreement mutatis mutandis.

 Date             Place                Signature
 ----             -----                ---------

 1/6/95           Johannesburg         /s/
-------------------------------------------------------------------------
                                       For and on behalf of
                                       JOHNNIES INDUSTRIAL CORPORATION LIMITED

30/6/95           IOM                  /s/
-------------------------------------------------------------------------
                                       For and on behalf of
                                       JCI (ISLE OF MAN) LIMITED

30/6/95           Randburg             /s/
-------------------------------------------------------------------------
                                       For and on behalf of
                                       ELECTRONIC MEDIA NETWORK LIMITED


30/6/95           Randberg             /s/
-------------------------------------------------------------------------
                                       For and on behalf of
                                       MIH(BVI) LIMITED

30/6/95           Randburg             /s/
-------------------------------------------------------------------------
                                       For and on behalf of
                                       MIH LIMITED

30/6/95           IOM                  /s/
-------------------------------------------------------------------------
                                       For and on behalf of
                                       JOHNNIC (IOM) LIMITED

30/6/95           Randburg             /s/
-------------------------------------------------------------------------
                                       For and on behalf of
                                       MULTICHOICE LIMITED

                                    AGREEMENT

                              dated 8 December 1997

                                     between

         JOHNNIES INDUSTRIAL CORPORATION LIMITED (FORMERLY JOHANNESBURG
              CONSOLIDATED INVESTMENT COMPANY, LIMITED) ("JOHNNIC")

                                       and

                            JCI (ISLE OF MAN) LIMITED
                                     ("JIM")

                                       and

                        ELECTRONIC MEDIA NETWORK LIMITED
                                    ("M-NET")

                                       and

                                MIH (BVI) LIMITED
                                   ("MIH BVI")

                                      and

                               MIH LIMITED ("MIH")

                                       and

                              JOHNNIC (IOM) LIMITED
                                 ("JOHNNIC IOM")

                                       and

               MIH HOLDINGS LIMITED (FORMERLY MULTICHOICE LIMITED)
                                     ("MIH")

                                       and

                    SUPERSPORT INTERNATIONAL HOLDINGS LIMITED
                                    ("SSIH")

--------------------------------------------------------------------------------
                  SECOND SUPPLEMENTARY SHAREHOLDERS' AGREEMENT
--------------------------------------------------------------------------------

                              Mallinicks Attorneys
                                  25 Savile Row
                                 London W1X 1AA

                                TABLE OF CONTENTS

 1. RECORDAL ..............................................................3
 2. DEFINITIONS ...........................................................3
 3. TRANSFER OF MIH SHARES ................................................4
 4. WAIVER.................................................................4
 5. UNDERTAKING BY SSIH ...................................................4
 6. GENERAL ...............................................................4

   1.      RECORDAL

           It is recorded that -

           1.1. on 22 June 1993, Johnnic, JIM, M-Net, MIH BVI and MIH entered into a Shareholders' Agreement (the "Shareholders' Agreement") setting out the terms and conditions governing the relationship of Jim and MIH BVI as co-shareholders in MIH;

           1.2. on 30 June 1995, the parties referred to in clause 1.1 together with Johnnic IOM and MIHH entered into a First Supplementary Shareholders' Agreement (the "First Supplementary Shareholders' Agreement") in terms of which they agreed to the transfer by JIM of all of its shares in MIH to Johnnic IOM and the transfer by M-Net to MIHH of all its shares in MIH BVI;

           1.3. with effect from 31 March 1995, as part of the so-called Payco transaction, M-Net again acquired a direct 8.5% shareholding in MIH. The balance of the shares in MIH are held as to 11% by Johnnic IOM and as to 80.5% by MIH BVI;

           1.4. M-Net wishes, with effect from 30 September 1997, and as part of the unbundling of its SuperSport business, to transfer its entire shareholding (the "MIH Shares") in MIH to SuperSport International Holdings Limited ("SSIH") or a subsidiary of SSIH.

           1.5. The parties to the First Supplementary Shareholders' Agreement are willing to consent to the transfer by M-Net to SSIH or a subsidiary of SSIH of the MIH Shares, on the terms and conditions set out in this Agreement.

   2.      DEFINITIONS

           The same definitions and rules of interpretation used in construing the Shareholders' Agreement and the First Supplementary Shareholders' Agreement shall be used in construing this Agreement.

   3.      TRANSFER OF MIH SHARES

           M-Net shall, with effect from 30 September 1997, be entitled to transfer all its MIH Shares to SSIH (or a subsidiary of SSIH), from which date M-Net shall be discharged from all of its liabilities under the Shareholders' Agreement and the First Supplementary Shareholders' Agreement.

   4.      WAIVER

           Johnnic IOM and MIH BVI hereby waive all rights of pre-emption in respect of the MIH Shares which they may have in terms of clause 8 of the Shareholders' Agreement.

   5.      UNDERTAKING BY SSIH

           SSIH shall (and shall procure that if the MIH Shares are transferred to one of its subsidiaries, such subsidiary shall) observe, perform and be bound by all of the terms of the Shareholders' Agreement (as amended by the First Supplementary Shareholders' Agreement) as from the date of the transfer of the MIH Shares to it (or to its subsidiary).

   6.      GENERAL

           The provisions of clauses 17, 18 and 19 of the Shareholders' Agreement shall apply to this Agreement, mutatis mutandis.

           SIGNED BY                  )
                                      )     /s/
           for and on behalf of       )
           JOHNNIES INDUSTRIAL        )
           CORPORATION LIMITED        )
           in the presence of         )


           SIGNED BY                  )
                                      )     /s/
           for and on behalf of       )
           JCI (ISLE OF MAN) LIMITED  )
           in the presence of         )

           SIGNED BY                  )
                                      )     /s/
           for and on behalf of       )
           ELECTRONIC MEDIA           )
           NETWORK LIMITED            )
           in the presence of         )

           SIGNED BY                  )
                                      )      /s/
           for and on behalf of       )
           MIH (BVI) LIMITED          )
           in the presence of         )

           SIGNED BY                  )
                                      )      /s/
           for and on behalf of       )
           MIH LIMITED                )
           in the presence of         )

           SIGNED BY                  )
                                      )      /s/
           for and on behalf of       )
           JOHNNIC IOM LIMITED        )
           in the presence of         )

           SIGNED BY                  )
                                      )      /s/
           for and on behalf of       )
           MIH HOLDINGS               )
           LIMITED                    )
           in the presence of         )

           SIGNED BY                  )
                                      )      /s/
           for and on behalf of       )
           SUPERSPORT INTERNATIONAL   )
           HOLDINGS LIMITED           )
           in the presence of         )